Exhibit 4.1

.ZQ|CERT#|COY|CLS|RGSTRY|ACCT#|TRANSTYPE|RUN#|TRANS# PREFERRED STOCK PAR VALUE $.001 PREFERRED STOCK [Graphic Appears Here] Certificate Number ZQ00000000 Shares * * 000000 ****************** * * * 000000 ***************** **** 000000 **************** ***** 000000 *************** ****** 000000 ************** GLADSTONE COMMERCIAL CORPORATION INCORPORATED UNDER THE LAWS OF THE STATE OF MARYLAND THIS CERTIFIES THAT ** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. MR. Alexander. David SAMPLE Sample **** Mr. Alexander David & Sample MRS **** Mr. Alexander . SAMPLE David Sample **** Mr. Alexander & David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander MR David Sample . SAMPLE **** Mr. Alexander David Sample **** & Mr. Alexander MRS David Sample . SAMPLE **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Sample **** Mr. Sample SEE REVERSE FOR CERTAIN DEFINITIONS CUSIP 376536 70 2 is the owner of **000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000 ** Shares****000000** Shares****00000** Shares****000000** Shares****000000** Shares****000000**Shares**** 000000** Shares**** 000000**Shares****000000**Shares****000000**Shares****000000** Shares****000000**Shares**** 000000** Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000** Shares****000000** Shares****000000** Shares****000000** Shares****000000** Shares****000000**Shares**** 000000**Shares****000000**Shares****000000**Shares****000000** Shares****00 ***ZERO HUNDRED THOUSAND 0000**Shares****000000** Shares****000000** Shares****000000**Shares****000000**Shares****000000**Shares**** 000000 **Shares****000000**Shares****000000** Shares****000000**Shares****000000**Shares****000000**Shares**** 000000**Shares****000000**Shares****000000** Shares****000000**Shares****000000**Shares****000000**Shares**** 000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares**** 000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares**** 000000**Shares****000000**Shares****000000 ZERO HUNDRED AND ZERO*****Shares****000000**Shares****000000** Shares****000000**Shares****000000**Shares****000000**Shares****000000** Shares****000000**Shares****000000* *Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000** Shares****000000**Shares****000000** Shares****000000**Shares****000000**Shares****000000**Shares****000000** Shares****000000**Shares****000000**Shares****000000**Shares****000000**S THIS CERTIFICATE IS TRANSFERABLE IN CITIES DESIGNATED BY THE TRANSFER AGENT, AVAILABLE ONLINE AT www.computershare.com FULLY PAID AND NONASSESSABLE SHARES OF 6.625% SERIES E CUMULATIVE REDEEMABLE PREFERRED STOCK, $0.001 PAR VALUE PER SHARE, OF GLADSTONE COMMERCIAL CORPORATION transferable on the books of the Corporation in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar. IN WITNESS WHEREOF, the said Corporation has caused this Certificate to be endorsed by the facsimile signatures of its duly authorized officers and to be sealed with the facsimile seal of the Corporation. [Graphic Appears Here] Chairman and Chief Executive Officer [Graphic Appears Here] [Graphic Appears Here] DATED DD-MMM-YYYY COUNTERSIGNED AND REGISTERED: COMPUTER SHARE TRUST COMPANY N.A. TRANSFER AGENT AND REGISTRAR, By AUTHORIZED SIGNATURE [Graphic Appears Here] [Graphic Appears Here] CUSIP/IDENTIFIER XXXXXX XX X Holder ID XXXXXXXXXX Insurance Value 1,000,000.00 Number of Shares 123456 DTC 12345678 123456789012345 PO BOX 43004, Providence, RI 02940-3004 Certificate Numbers Num/No. Denom. Total MR A SAMPLE 1234567890/1234567890 1 1 1 DESIGNATION (IF ANY) 1234567890/1234567890 2 2 2 ADD 1 ADD 2 1234567890/1234567890 3 3 3 1234567890/1234567890 4 4 4 ADD 3 ADD 4 1234567890/1234567890 5 5 5 1234567890/1234567890 6 6 6 Total Transaction 7

IMPORTANT NOTICE

The Corporation will furnish without charge to each stockholder who so requests a full statement of the information required by Section 2-2 1(1) (b) of the Maryland General Corporation Law with respect to the designations, and any preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications, and terms and conditions of redemption of the stock of each class that the Corporation has authority to issue and, if the Corporation is authorized to issue any preferred or special class in series, (i) the differences in the relative rights and preferences between the shares of each series to the extent set, and (ii) the authority of the Board of Directors to set such rights and preferences of subsequent series. Such request may be made to the Corporation or the Registrar and Transfer Agent.

The shares of 6.625% Series E Cumulative Redeemable Preferred Stock (“Series E Preferred Stock”) represented by this certificate are subject to restrictions on transfer or acquisition for the purpose of the Corporation’s maintenance of its status as a real estate investment trust under the Internal Revenue Code of 1986, as amended. The Corporation will furnished to each holder of Series E Preferred Stock on request and without charge a copy of the charter of the Corporation, including information about the restriction on transfer and acquisition of the Series E Preferred Stock. Requests for such a copy may be made to the Corporation or the Registrar and Transfer Agent.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common	UNIF GIFT MIN ACT -	............................................................ Custodian.............................................................
		(Cust)	(Minor)
TEN ENT - as tenants by the entireties		under Uniform Gifts to Minors Act....................................................................................
(State)
JT TEN - as joint tenants with right of survivorship and not as tenants in common	UNIF TRF MIN ACT -	..................................................... Custodian (until age......................................................)
(Cust)
...................................... under Uniform Transfers to Minors Act......................................
		(Minor)	(State)
Additional abbreviations may also be used though not in the above list.

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE
For value received,_____________________hereby sell, assign and transfer unto

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE, OF ASSIGNEE)

Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
Attorney

to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated:	20__________________	Signature(s) Guaranteed: Medallion Guarantee Stamp
Signature:		THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (Banks, Stockbrokers, Savings and Loan Associations and Credit Unions) WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM, PURSUANT TO S.E.C. RULE 17Ad-15.
Signature:
Notice: The signature to this assignment must correspond with the name as written upon the face of the certificate, in every particular, without alteration or enlargement, or any change whatever.